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                                                                   EXHIBIT 10.63

             SECOND AMENDMENT TO CORRECTIONS CORPORATION OF AMERICA
                            2000 STOCK INCENTIVE PLAN

        WHEREAS, Corrections Corporation of America, a Maryland corporation formerly known as Prison Realty Trust, Inc. (the "Company"), administers the Corrections Corporation of America 2000 Stock Incentive Plan (the "Plan");

        WHEREAS, Section 6(g) of the Plan currently provides that a Participant (as defined in the Plan), or his/her estate, may exercise all Options (as defined in the Plan) granted to such Participant (whether or not then exercisable) within one year of the Participant's death, Disability or Retirement (each as defined in the Plan);

        WHEREAS, the Company desires to amend the Plan to allow the exercise of all Options granted in the future (whether or not then exercisable) for the full stated term of the Options upon the Participant's death, Disability or Retirement; and

        WHEREAS, on December 13, 2001, the Compensation Committee of the Company's Board of Directors considered and approved the amendments to the Plan set forth herein effective as of the date of such approval.

        NOW, THEREFORE, Section 6(g) of the Plan is hereby amended as follows:

        By deleting the section in its entirety and substituting therefor the following:

        "(a) Acceleration of Benefits upon Death, Disability or Retirement of Participant or a Change in Control with Respect to Options Granted Prior to December 13, 2001. With respect to Options granted prior to December 13, 2001, if (x) a Participant shall die while in the employ or service of the Company or an Affiliate Corporation or within a period of three (3) months after the termination of such employment or service, (y) a Participant's employment or service with the Company shall terminate by reason of Disability or Retirement, or (z) there occurs a Change in Control, then in any such case all Options theretofore granted to such Participant (whether or not then exercisable) may, unless earlier terminated or expired in accordance with their terms, be exercised by the Participant or by the Participant's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or Disability of the Participant, at any time within one year after the date of death, Disability or Retirement of the Participant or the Change in Control. The Committee in its discretion may alter the foregoing limitations at or after the date of grant of an Option.

        (b) Acceleration of Benefits upon Death, Disability or Retirement of Participant or a Change in Control with Respect to Options Granted on or Following December 13, 2001. With respect to Options granted on or following December 13, 2001, if (x) a Participant shall die while in the employ or service of the Company or an Affiliate Corporation or within a period of three (3) months after the termination of such employment or service, (y) a Participant's employment or service with the Company shall terminate by reason of Disability, or (z) the Participant's



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employment or service with the Company shall terminate by reason of Retirement, then in any such case all Options theretofore granted to such Participant (whether or not then exercisable) may, unless earlier terminated or expired in accordance with their terms, be exercised by the Participant or by the Participant's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or Disability of the Participant, for the stated term of the Option. If there occurs a Change in Control, then in any such case all Options theretofore granted to such Participant (whether or not then exercisable) may, unless earlier terminated or expired in accordance with their terms, be exercised by the Participant (or by the Participant's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or Disability of the Participant) at any time within one year after the Change in Control. The Committee in its discretion may alter the foregoing limitations at or after the date of grant of an Option."

        FURTHER, all references to Section 6(g) of the Plan and all other terms and provisions of the Plan for which an amendment is necessary to further the purpose of this Second Amendment to Corrections Corporation of America 2000 Stock Incentive Plan (the "Amendment") are hereby amended to conform with the terms of this Amendment.


                                       CORRECTIONS CORPORATION OF AMERICA


                                       By: /s/ John D. Ferguson
                                           -------------------------------------
                                       Title: President
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